UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 25, 2007
Date of Report (Date of earliest event reported)
Unica Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51461 (Commission File No.)	04-3174345 (IRS Employer Identification No.)
Reservoir Place North
170 Tracer Lane
Waltham, Massachusetts 02451-1379
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (781) 839-8000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.
(a) Previous independent registered public accounting firm
     On June 25, 2007, the Audit Committee of the Board of Directors (the “Audit Committee”) of Unica Corporation (the “Company”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.
     On June 25, 2007, the chairman of the Audit Committee notified E&Y that it had been dismissed as the Company’s independent registered public accounting firm by the Audit Committee.
     The reports of E&Y on the Company’s financial statements for the fiscal years ended September 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
     During the Company’s fiscal years ended September 30, 2006 and 2005 and through June 25, 2007, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.
     The Company’s management concluded that as of March 31, 2007 the Company did not maintain effective internal control over financial reporting related to the Company’s evaluation, documentation and recognition of revenue for software license agreements with non-standard terms, which evaluation, documentation and recognition of revenue are critical to the accuracy of reported revenue, and that this control deficiency resulted in a material weakness. The Company’s management and the Audit Committee discussed the material weakness with E&Y, and the Company has authorized E&Y to respond fully to the inquiries of a successor auditor concerning the subject matter of the material weakness.
     Except for the material weakness described above, during the two most recent fiscal years ended September 30, 2006 and 2005 and through June 25, 2007, there were no other reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
     The Company has requested E&Y to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as Exhibit 16.01 to this Form 8-K.
(b) New independent registered public accounting firm
     On June 27, 2007, the Audit Committee of the Board of Directors of the Company appointed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the fiscal year ending September 30, 2007.
     During the fiscal years ended September 30, 2006 and 2005 and through June 27, 2007, neither the Company nor anyone on its behalf consulted with PwC with respect to the Company’s consolidated financial statements for the fiscal years ended September 30, 2006 and 2005 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

*16.01	Letter from Ernst & Young LLP regarding change in certifying accountant.

*	Document filed herewith
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

UNICA CORPORATION
June 29, 2007	By:	/s/ Ralph A. Goldwasser
Ralph A. Goldwasser
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.01	Letter from Ernst & Young LLP regarding change in certifying accountant

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